THE WORLD FUNDS, INC.

Third Millennium Russia Fund (the “Fund”)

Supplement dated October 10, 2012 to the
Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated December 31, 2011

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective October 10, 2012, the Third Millennium Russia Fund’s investment policy governing the investment, under normal circumstances, of at least 80% of the Fund’s net assets in securities of companies located in Russia has been changed. The new Fund investment policy reads as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies located outside of the United States.

Additionally, effective October 10, 2012, the name of the Fund has been changed to the Toreador International Fund.

PLEASE RETAIN FOR FUTURE REFERENCE